Exhibit 99.1

1

SAFE HARBOR STATEMENT Certain statements made in this presentation may constitute forward-looking statements within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. The Company cautions that these statements are based on management s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: the impact of rising costs and inflation on the discretionary income of our consumers, particularly the rising cost of gasoline; the impact of the military conflict in Ukraine, including supply chain disruptions, volatility in commodity prices, increased economic uncertainty and escalating geopolitical tensions; the direct and indirect impacts of the human and economic consequences of the COVID-19 pandemic, as well as measures that may be taken in the future by governments, and consequently, businesses (including the Company and its suppliers, bottlers/distributors, co-packers and other service providers), and the public at large to limit the COVID-19 pandemic; our extensive commercial arrangements with The Coca-Cola Company (TCCC) and, as a result, our future performance's substantial dependence on the success of our relationship with TCCC; our ability to implement our growth strategy, including expanding our business in existing and new sectors, such as the alcoholic beverage sector; the inherent operational risks presented by the alcoholic beverage industry that may not be adequately covered by insurance or lead to litigation relating to the abuse or misuse of our products; our ability to successfully integrate CANarchy and other acquired businesses or assets; exposure to significant liabilities due to litigation, legal or regulatory proceedings; intellectual property injunctions; unanticipated litigation concerning the Company's products; the current uncertainty and volatility in the national and global economy; changes in consumer preferences; adverse publicity surrounding obesity and health concerns related to our products, product safety and quality, water usage, environmental impact and sustainability, human rights, our culture, workforce and labor and workplace laws; changes in demand due to both domestic and international economic conditions; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities including limitations on co-packing availability including retort production; product distribution and placement decisions by retailers; the effects of retailer and/or bottler/distributor consolidation on our business; unilateral decisions by bottlers/distributors, buying groups, convenience chains, grocery chains, mass merchandisers, specialty chain stores, e-commerce retailers, e-commerce websites, club stores and other customers to discontinue carrying all or any of our products that they are carrying at any time, restrict the range of our products they carry, impose restrictions or limitations on the sale of our products and/or the sizes of containers for our products and/or devote less resources to the sale of our products; changes in governmental regulation; the imposition of new and/or increased excise sales and/or other taxes on our products; our ability to adapt to the changing retail landscape with the rapid growth in e-commerce retailers and e-commerce websites; criticism of energy drinks and/or the energy drink market generally; changes in U.S. tax laws as a result of any legislation proposed by the current U.S. presidential administration or U.S. Congress; the impact of proposals to limit or restrict the sale of energy drinks to minors and/or persons below a specified age and/or restrict the venues and/or the size of containers in which energy drinks can be sold; possible recalls of our products and/or the consequences and costs of defective production; or our ability to absorb, reduce or pass on to our bottlers/distributors increases in commodity costs, including freight costs. For a more detailed discussion of these and other risks that could affect our operating results, see the Company's reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2021, and our subsequently filed quarterly reports. The Company's actual results could differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

$ SHARE CYA SPARKLING SOFT DRINKS 1.0% WATER 0.2% JUICE/JUICE DRINKS -0.6% ENERGY DRINKS -0.2% SPORTS DRINKS 0.0% RTD COFFEE -0.3% RTD TEA -0.1% SPARKLING SOFT DRINKS 33.5% WATER 18.2% JUICE/JUICE DRINKS 16.5% ENERGY DRINKS 14.9% SPORTS DRINKS 6.7% RTD COFFEE 5.2% RTD TEA 5.0% TOTAL NON - ALC BEVERAGE BY CATEGORY $ SHARE 3BEVERAGE LANDSCAPE TOTAL U.S. ALL CHANNELSALLMEASUREDCHANNELSSNAPSHOT13WKSSource: Nielsen Syndicated dbTotal US xAOC + Conv 13 weeks ending 12/31/2022 $1.3B $623.5M $357.3M $412.3M $224.3M $85.6M $123.6M 15.1% 12.6% 7.6% 9.9% 12.4% 5.7% 8.7% $ CHG YA $ % CHG YA TOTALBEVERAGE$CYA$3.4B$% CHG YA11.9% SPARKLING SOFT DRINKS WATER JUICE/JUICE DRINKS ENERGY DRINKS SPORT DRINKS RTD TEA RTD COFFEE $ CHG YA11.6%$3.2B%

BRAND PERFORMANCE TOTAL U.S. ALL CHANNELS

ALL MEASURED CHANNELS SNAPSHOT 13WKS

	$	$ % Chg YA	Units	Units % Chg YA	$ Shr	$ Shr Chg YA
TNA ENERGY	**$4,753,185,856**	**10.9%**	**1,506,395,863**	**1.9%**	**100.0**	**0.0**
TNA TOTAL MEC	$1,730,303,145	11.0%	541,680,491	-1.2%	36.4	0.0
TNA MONSTER	$1,487,239,921	10.6%	458,723,016	-1.8%	31.3	-0.1
TNA NOS	$107,818,061	17.3%	35,082,006	4.2%	2.3	0.1
TNA REIGN	$104,928,604	9.2%	36,585,168	-1.3%	2.2	0.0
TNA FULL THROTTLE	$26,221,485	-0.6%	9,513,430	-7.6%	0.6	-0.1
TNA RED BULL	$1,666,018,578	8.3%	482,828,757	2.3%	35.1	-0.8
TNA CELSIUS	$200,774,117	124.8%	70,350,247	92.0%	4.2	2.1
TNA 5-HOUR	$189,705,705	-3.3%	42,926,861	-8.6%	4.0	-0.6
TNA BANG	$172,574,682	-41.1%	63,804,108	-43.5%	3.6	-3.2
TNA ROCKSTAR	$169,013,536	3.5%	78,171,660	-8.2%	3.6	-0.3
TNA STARBUCKS	$157,348,032	11.5%	44,368,056	2.4%	3.3	0.0
TNA C4	$89,605,144	92.6%	32,347,503	90.7%	1.9	0.8
TNA ALANI NU	$82,895,985	79.0%	25,427,662	61.7%	1.7	0.7
TNA GHOST	$79,360,325	1084.3%	28,739,397	994.8%	1.7	1.5
TNA MTN DEW	$39,648,910	-4.7%	17,060,046	-9.4%	0.8	-0.1
TNA ALL OTHER	$180,032,773	10.0%	80,467,945	1.3%	3.8	0.0

Source: Nielsen Total US xAOC + Conv 13 weeks ending 12/31/2022 TNA Energy

4

5Source: Nielsen Total US xAOC + Conv 24 months ending 12/31/2022 TNA EnergyENERGY CATEGORY TOTAL U.S. DOLLAR SHARE ALL MEASURED CHANNELS 0 5 10 15 20 25 30 35 40 Jan 21 Feb 21 Mar 21 Apr 21 May 21 Jun 21 Jul 21 Aug 21 Sep 21 Oct 21 Nov 21 Dec 21 Jan 22 Feb 22 Mar 22 Apr 22 May 22 Jun 22 Jul 22 Aug 22 Sep 22 Oct 22 Nov 22 Dec 22 TNA TOTAL MEC TNA MONSTER TNA NOS TNA REIGN TNA FULL THROTTLE TNA RED BULL TNA BANG TNA 5-HOUR TNA CELSIUS TNA ROCKSTAR TNA STARBUCKS

6ENERGY CATEGORY TOTAL U.S. UNIT SHARE ALL MEASURED CHANNELSSource: Nielsen Total US xAOC + Conv 24 months ending 12/31/2022 TNA Energy 0 5 10 15 20 25 30 35 40 Jan 21 Feb 21 Mar 21 Apr 21 May 21 Jun 21 Jul 21 Aug 21 Sep 21 Oct 21 Nov 21 Dec 21 Jan 22 Feb 22 Mar 22 Apr 22 May 22 Jun 22 Jul 22 Aug 22 Sep 22 Oct 22 Nov 22 Dec 22 TNA TOTAL MEC TNA MONSTER TNA NOS TNA REIGN TNA FULL THROTTLE TNA RED BULL TNA BANG TNA 5-HOUR TNA CELSIUS TNA ROCKSTAR TNA STARBUCKS

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE

TOTAL U.S. CONVENIENCE SNAPSHOT 13WKS

	$	$ % Chg YA	Units	Units % Chg YA	$ Shr	$ Shr Chg YA
TNA ENERGY	**$3,057,170,615**	**9.5%**	**1,031,788,945**	**2.1%**	**100.0**	**0.0**
TNA TOTAL MEC	$1,131,054,794	10.4%	388,704,810	-0.2%	37.0	0.3
TNA MONSTER	$950,494,257	9.5%	325,083,651	-1.0%	31.1	0.0
TNA NOS	$79,175,704	16.6%	27,132,132	3.8%	2.6	0.2
TNA REIGN	$76,406,085	14.9%	26,865,939	4.5%	2.5	0.1
TNA FULL THROTTLE	$22,260,549	2.0%	8,402,244	-8.4%	0.7	-0.1
TNA RED BULL	$1,110,180,130	6.6%	343,420,597	1.6%	36.3	-1.0
TNA BANG	$121,738,842	-39.3%	44,928,127	-42.2%	4.0	-3.2
TNA 5-HOUR	$121,357,667	-3.6%	33,397,267	-8.4%	4.0	-0.5
TNA ROCKSTAR	$112,498,243	4.0%	50,268,396	-4.3%	3.7	-0.2
TNA STARBUCKS	$104,849,990	11.2%	28,684,349	3.9%	3.4	0.1
TNA CELSIUS	$96,221,503	157.9%	36,946,239	140.5%	3.1	1.8
TNA C4	$69,455,649	98.8%	24,508,469	98.2%	2.3	1.0
TNA GHOST	$60,707,383	1471.8%	21,428,957	1378.6%	2.0	1.8
TNA MTN DEW	$26,643,551	-8.7%	10,652,851	-14.5%	0.9	-0.2
TNA ALANI NU	$19,065,376	212.4%	6,555,941	195.1%	0.6	0.4
TNA ALL OTHER	$86,115,684	-0.7%	43,513,787	-2.4%	2.8	-0.3

Source: Nielsen Total US Convenience 13 weeks ending 12/31/2022 TNA Energy

7

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE

TOTAL U.S. CONVENIENCE SNAPSHOT 5WKS

	$	$ % Chg YA	Units	Units % Chg YA	$ Shr	$ Shr Chg YA
TNA ENERGY	**$1,124,726,555**	**9.0%**	**380,559,442**	**2.1%**	**100.0**	**0.0**
TNA TOTAL MEC	$416,854,427	9.2%	142,729,645	-1.2%	37.1	0.1
TNA MONSTER	$349,824,161	8.1%	119,300,318	-2.1%	31.1	-0.3
TNA NOS	$29,015,591	16.1%	9,838,330	2.8%	2.6	0.2
TNA REIGN	$28,971,205	17.0%	10,119,414	6.0%	2.6	0.2
TNA FULL THROTTLE	$8,190,844	-1.9%	3,078,604	-11.7%	0.7	-0.1
TNA RED BULL	$409,565,879	6.9%	128,400,501	2.9%	36.4	-0.7
TNA 5-HOUR	$44,992,280	-4.0%	12,408,052	-8.6%	4.0	-0.5
TNA ROCKSTAR	$41,789,991	2.7%	18,571,885	-5.8%	3.7	-0.2
TNA BANG	$39,090,250	-46.3%	14,120,906	-50.0%	3.5	-3.6
TNA CELSIUS	$38,720,986	169.7%	14,668,628	152.7%	3.4	2.1
TNA STARBUCKS	$37,132,451	10.9%	10,123,146	4.1%	3.3	0.1
TNA C4	$26,110,084	90.4%	9,169,438	88.6%	2.3	1.0
TNA GHOST	$23,203,024	1403.1%	8,152,193	1318.3%	2.1	1.9
TNA MTN DEW	$9,466,895	0.5%	3,786,607	-6.1%	0.8	-0.1
TNA ALANI NU	$6,857,995	192.8%	2,352,690	178.2%	0.6	0.4
TNA ALL OTHER	$31,794,920	0.9%	16,468,729	1.6%	2.8	-0.2

Source: Nielsen Total US Convenience 5 weeks ending 12/31/2022 TNA Energy

8

BRAND PERFORMANCE AMAZON

AMAZON SNAPSHOT 13 WKS (STACKLINE)

	$ Vol	$ Vol % Chg	U Vol	U Vol % Chg	$ Shr	$ Shr Chg
TOTALS	**$165,970,087**	**36.5%**	**6,715,960**	**41.7%**	**100.0**	**0.0**
MEC	$54,828,720	49.7%	1,675,076	35.4%	33.0	2.7
MONSTER	$47,809,152	55.4%	1,342,529	43.4%	28.8	3.4
REIGN	$7,019,567	19.6%	332,547	10.5%	4.2	-0.7
CELSIUS	$28,765,575	31.6%	1,240,807	31.5%	17.3	-0.8
RED BULL	$19,919,240	19.9%	606,470	41.8%	12.0	-1.8
VPX	$7,852,700	70.2%	321,887	78.4%	4.7	0.9
ROCKSTAR	$7,767,542	0.0%	334,956	10.6%	4.7	-1.8
C4	$7,434,482	17.8%	489,130	20.8%	4.5	-0.8
ALANI NU	$5,613,928	101.6%	232,142	110.5%	3.4	1.1
ZOA	$5,340,361	473.5%	190,300	656.8%	3.2	2.5
V8	$4,251,922	24.2%	268,472	21.7%	2.6	-0.3
GHOST ENERGY	$3,720,501	12701.7%	119,521	9810.5%	2.2	1.4
MOUNTAIN DEW	$1,937,570	-0.7%	85,512	-1.7%	1.2	-0.5
HIBALL ENERGY	$1,905,810	70.9%	221,509	129.5%	1.1	0.2
GUAYAKI	$1,502,445	128.3%	47,069	158.3%	0.9	0.4
OPTIMUM NUTRITION	$1,239,597	-16.6%	53,568	-14.9%	0.7	-0.5
UPTIME	$1,237,235	5.7%	37,625	-1.2%	0.7	-0.2
A/O	$12,652,458	20.0%	791,916	69.6%	7.6	-1.1

Source: Stackline Total Amazon 13W/E 12/31/22 Energy Drinks

9

BRAND PERFORMANCE AMAZON

AMAZON SNAPSHOT 4 WKS (STACKLINE)

	$ Vol	$ Vol % Chg	U Vol	U Vol % Chg	$ Shr	$ Shr Chg
TOTALS	**$55,790,564**	**31.8%**	**2,267,102**	**29.6%**	**100.0**	**0.0**
MEC	$18,359,247	56.6%	565,044	44.6%	32.9	2.5
MONSTER	$16,031,863	62.0%	452,357	52.2%	28.7	3.1
REIGN	$2,327,384	27.4%	112,687	20.6%	4.2	-0.6
CELSIUS	$9,581,668	40.3%	410,618	35.7%	17.2	-0.6
RED BULL	$6,634,338	36.6%	214,759	97.7%	11.9	-0.7
C4	$2,883,506	104.3%	119,325	97.5%	5.2	1.5
ROCKSTAR	$2,571,258	17.8%	163,661	18.2%	4.6	-1.1
VPX	$2,409,703	-2.0%	90,411	-3.6%	4.3	-2.1
ZOA	$2,153,762	169.4%	96,464	231.5%	3.9	1.8
ALANI NU	$1,547,484	210.7%	54,853	281.8%	2.8	1.5
V8	$1,402,320	-1.4%	90,645	-7.0%	2.5	-1.2
GHOST ENERGY	$1,372,202	40566.0%	42,565	39312.0%	2.5	2.1
MOUNTAIN DEW	$682,845	77.8%	77,618	151.2%	1.2	0.2
HIBALL	$662,366	3.9%	32,172	13.4%	1.2	-0.5
GUAYAKI	$527,329	130.2%	16,901	158.3%	0.9	0.4
UPTIME	$455,066	31.6%	13,825	22.6%	0.8	-0.1
OPTIMUM NUTRITION	$449,349	-1.0%	18,796	-2.2%	0.8	-0.4
A/O	$4,098,119	29.7%	259,445	88.1%	7.3	-0.9

Source: Stackline Total Amazon 4 W/E 12/31/22 Energy Drinks

10

DISTRIBUTIONMONSTER ENERGY DRINKS Coca-Cola System BottlersWorld Territories Current CoverageMonster Energy Brand Effective as of December 31,2022 All Other -Independent No CoverageMaps not to scale 11

12DISTRIBUTIONMONSTER IS NOW DISTRIBUTED IN 142 COUNTRIES AND TERRITORIES.STRATEGIC BRANDS ARE NOW DISTRIBUTED IN63 COUNTRIES AND TERRITORIES.REIGN IS NOW DISTRIBUTED IN25 COUNTRIES AND TERRITORIES WORLDWIDE.AFFORDABLE ENERGY (PREDATOR & FURY) IS NOW DISTRIBUTED IN34 COUNTRIES AND TERRITORIES WORLDWIDE.ONE OR MORE OF THE COMPANYS ENERGY DRINKS ARE DISTRIBUTED INA TOTAL OF 157 COUNTRIES AND TERRITORIES WORLDWIDE. As of 12/31/2022

13STRATEGIC BRANDS EXISTING MARKETS

14REIGN EXISTING MARKETS

15AFFORDABLE ENERGY EXISTING MARKETS

16EXPANSION MARKETS TARGETED LAUNCHES EMEAAPACLATAMBELIZE (MONSTER & PREDATOR) BOLIVIA (FURY)CHILE (REIGN) COLOMBIA (FURY) COSTA RICA (FURY) ECUADOR (FURY) GUATEMALA (FURY) GUYANA (PREDATOR)NICARAGUA (FURY)PANAMA (FURY)PERU (FURY)SURINAME (MONSTER & PREDATOR)VENEZUELA (MONSTER)CARIBBEANANGUILLA (PREDATOR)ANTIGUA & BARBUDA (PREDATOR)BARBADOS (PREDATOR)DOMINICA (PREDATOR)GRENADA (PREDATOR)ST. KITTS (PREDATOR)ST. VINCENT (PREDATOR)ST. LUCIA (PREDATOR) EGYPT(MONSTER)MAURITIUS (PREDATOR)PALESTINE (MONSTER) AZERBAIJAN (PREDATOR)BANGLADESH (PREDATOR)CHINA (PREDATOR)INDONESIA (PREDATOR)IRAQ (PREDATOR)PAKISTAN (PREDATOR)PHILIPPINES (PREDATOR)THAILAND (PREDATOR)UZBEKISTAN (PREDATOR)

VALUE SHARE GROWTH SELECT GLOBAL MARKETS

SELECT GLOBAL MARKETS SNAPSHOT YTD

	MONSTER VALUE SHARE LATEST YTD '21	MONSTER VALUE SHARE LATEST YTD '22	PORTFOLIO VALUE SHARE LATEST YTD '21	PORTFOLIO VALUE SHARE LATEST YTD '22	MONSTER VALUE GROWTH	ENERGY CATEGORY VALUE GROWTH
ARGENTINA	48.4%	52.0%	48.4%	52.0%	195.4%	175.0%
AUSTRALIA	14.0%	14.9%	25.8%	26.3%	19.0%	11.6%
BRAZIL	35.6%	40.0%	40.2%	41.6%	43.3%	27.7%
CANADA	36.0%	36.2%	41.3%	40.7%	14.7%	14.1%
CHILE	42.2%	38.0%	42.2%	38.3%	14.8%	15.6%
FRANCE	28.8%	31.7%	28.8%	31.7%	38.0%	25.0%
GERMANY	15.0%	15.3%	15.5%	15.7%	12.8%	10.5%
GREAT BRITAIN	28.8%	30.0%	32.4%	33.6%	19.0%	14.3%
JAPAN	52.8%	54.4%	52.8%	54.4%	2.2%	-0.9%
MEXICO	28.4%	29.4%	30.4%	32.5%	29.4%	24.9%
POLAND	19.3%	19.6%	21.9%	22.2%	28.6%	26.1%
SOUTH AFRICA	20.0%	19.6%	38.8%	36.5%	17.6%	20.3%
SOUTH KOREA	59.2%	59.6%	59.2%	59.6%	23.4%	22.6%
SPAIN	37.3%	39.9%	44.0%	45.5%	30.6%	22.2%

Most Recent Data Available:

Source: Nielsen Argentina All Channels YTD thru 11/30/22; Australia All Channels YTD thru 12/11/22; Nielsen Brazil All Channels YTD thru 11/30/22; Nielsen Canada All Channels YTD thru 12/04/2021; Nielsen Chile All Channels YTD thru 11/30/22; Nielsen France All Measured Retail Channels YTD thru 12/04/2022; Nielsen Germany All Measured Retail Channels excl. Hard Discounters YTD thru 12/04/2022; Nielsen Great Britain All Measured Retail Channels YTD thru 12/03/2022; Intage Japan CVS channel YTD thru 11/30/22; Nielsen Mexico All Channels YTD thru 11/30/2022; Nielsen Poland All Measured Retail Channels YTD thru 11/30/2022; Nielsen South Africa All Measured Retail Channels YTD thru 11/27/2022; Nielsen South Korea All Channels YTD thru 11/30/2022; Nielsen Spain All Measured Retail Channels YTD thru 12/04/2022

17

UPDATES ON CHINA 2022

REINFORCING BRAND FOUNDATIONS

EXPANDING THE ULTRA LINE



MONSTER ENERGY
ULTRA

New 2022 New 2023

FOCUS ON TOP BIG CITIES/PROVINCES



- Shanghai
- Beijing
- Guangdong
- Jiangsu
- Zhejiang
- Henan
- Liaoning
- Sichuan
- Hunan
- Shandong

STRENGTHENING ASSOCIATION WITH ACTION /STREET SPORTS



魔爪能量

Su Yiming: Gold Medalist Olympics 2022



Street Basketball activations in Top Cities

BUILD AVAILABILITY IN CORE CHANNELS



MONSTER ENERGY

Continuous distribution expansion in Vending, Modern and General Trade

18

19MAJOR SPONSORSHIPS 2022 WINTERSUMMER

TOP AMBASSADORS 2022



TIGER WOODS
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23

E-SPORTS EVENTS 2022

DREAMHACK ESL APEX LEGENDS GLOBAL SERIES





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3.5M Followers
USA



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3.3M Followers
USA



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2.4M Followers
Turkey



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2.9M Followers
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4.2M Followers
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ZETA DIVISION


ESL
GGBET

NAVI

24

MUSIC 2022

TOP ARTISTS


BUN B


ANTHRAX


COLE SWINDELL


N.O.R.E


BENNY THE BUTCHER


ILLENIUM


FEID


JONATHAN DAVIS


ROYCE DA 5'9"

Live music made a huge comeback in 2022. Live Nation reported selling 100 million concert tickets from Jan – July 2022 versus 75 million during the same time period in 2019.

TOP FESTIVALS

Monster Energy UP & UP College Festival Series

Monster Energy Outbreak Tour Presents

Stagecoach

Rolling Loud

One MusicFest

Hangout Fest

The Lyrical Lemonade Summer Smash presented by SPKRBX

Baja Beach Fest

Sneaker Con

Punk Rock Bowling & Music Festival

Source: Axios. Live events take off like a rocket, September 2022

25

SOCIAL 2022

KEY HIGHLIGHTS

190MM Total Engagements
47K Engagements per post
Increased Engagements per post YoY by 11%

2.8B Total Impressions
247MM Video Views
Increased TikTok Impressions YoY by 129.87%

8,212,233 Instagram Followers
3,106,641 YouTube Subscribers
25,261,528 Facebook Followers
1,770,396 TikTok Followers
27,812 Twitch Subscribers
3,036,384 Twitter Followers


monsterenergy
RECOVER
Rehab
MONSTER
View insights
Boost post
Liked by jamesfosterbmx and 114,085 others
monsterenergy Unbothered.
#MonsterEnergy #MonsterRehab

MONSTER ENERGY ON INSTAGRAM


Monster Energy
@MonsterEnergy
Official
UFC fan? How about Supercross or MotoGP? Here's your chance to win All Access & experience sport like never before. From VIP tix to athlete meet & greets, click to learn more.
ENTER FOR A CHANCE TO WIN
ALL ACCESS
TO MotoGP™ UFC OR SUPERCROSS
0:04 / 0:15
monsterenergy.com
Don't miss out!
4:05 PM · Jun 10, 2022 · Twitter for Advertisers

ACTIVATION OF TRIMESTER PROMOTIONS


Monster Energy
@MonsterEnergy
Official
Monster Energy x @playapex. Yeah, we're back & bigger than before!
Want to win exclusive in-game content? Here's how: Buy Monster. Save the receipt. Upload to earn.
#RALLYYOURSQUAD
UNLOCK EXCLUSIVE CONTENT WITH EVERY CAN
APEX
0:05 / 0:06
monsterenergy.com
Buy. Upload. Earn
12:00 AM · Oct 3, 2022

PROMO Twitter Campaign:
Monster generated 67,391 promotional opt-ins for exclusive giveaways & the chance to spend time with Monster talent.


2.3M

MOTOR SPORTS ON TIKTOK

Source: MEC Digital, Digitas PnO Dashboard – Dates: 1/1/22-11/6/22
26

MONSTER ENERGY UNLEASH THE BEAST

2022 U.S. PROGRAMS

T1

Focus on Innovation


ZERO SUGAR
MONSTER
ENERGY
ULTRA PEACHY KEEN
JUICE
MONSTER
ENERGY + JUICE
RECOVER
Rehab
MONSTER
WATERMELON

T2

ALL ACCESS PASS RETAIL PROMOTION


ENTER FOR A CHANCE TO
WIN
ALL ACCESS
HOW TO WIN
BUY
SNAP
SCAN
ALTERNATIVE
MONSTERENERGY.COM
PETRONAS
MONSTER
ENERGY

Consumers purchasing Monster Energy products could win "All Access" to the Monster Sponsored Event of their choice.

T3

APEX LEGENDS RETAIL PROMOTION


ENTER FOR A CHANCE TO
WIN
AN EXPERIENCE
FIT FOR A LEGEND
ZIPLINING, DRIVING EXPERIENCE, & PAINTBALL IN
MONTREAL, CANADA
+ EARN
APEX LEGENDS
IN-GAME CONTENT
APEX
LEGENDS
BUY
UPLOAD
WIN
ALTERNATE
Electronic Arts
MONSTER
ENERGY

On-Can promotion featuring APEX Legends video game. Consumers purchasing Monster Energy received in-game assets.

27

MONSTER ENERGY PROMOTIONS 2023

T1 - ZERO SUGAR


ZERO SUGAR
MONSTER
ENERGY
ZERO SUGAR

A full 360 launch designed to garner maximum awareness. Program will include national media campaign supported by PR, POS materials, sports properties, ambassadors, sampling and digital etc.

T2 - UFC PROMO


WORLD
UFC
CHAMPION
MCMXCIII

A global promotion to celebrate UFC's 30th Anniversary. Program elements include fly away prizing, meet and greets, merch giveaways 1 year of PPV fights + Fight Week tickets. Program will be supported globally by digital media.

T3 - GAMING PROMO

TOP VIDEO GAME PROPERTY

Capitalizing on the global success of our gaming promotions we will continue to span 40+ countries using co-branded cans, curated exclusive game play content, esports, gaming ambassadors and custom digital support to engage our fans.

28

29RETAIL PROMOTIONS EMEA 20222022 EMEA PROGRAMSUFC RETAIL PROMO & CONTENTPARTY IN MIAMIRETAIL PROMOALLACCESS RETAIL PROMO & CONTENTAPEX LEGENDS RETAIL PROMO & CONTENT Q3Q4COUNTRIES COULD RUN THREE OR FOUR PROMOTIONS PER YEARQ1Q2

30JAVA MONSTER COFFEE WITH ATTITUDEJAVA MONSTER FOCUS PERIOD: NATIONAL DIGITAL CAMPAIGN AND AMBASSADOR SUPPORTSAMPLING TRUCK TOUR 2022 FOCUS PERIOD SUPPORT ELLE KING/BILL FARRELY COLLABORATION EVENT ACTIVATIONS

31ULTRA FLAVOR UNLEASHEDNATIONAL PROMOTION + COI LERAY PARTNERSHIP FALL DIGITAL PROGRAMMINGINNOVATION ULTRA PEACHY KEEN SUMMER

32JUICE TAKE FLAVOR TO THE LIMITS FURTHERED DEVELOPED JUICE PRESENCE ON MONSTER SOCIAL CHANNELS2022 INNOVATION -AUSSIE STYLE LEMONADE 2022 SOCIAL

33REHAB MONSTER REFRESH + RECOVER + REVIVENATIONAL DIGITAL CAMPAIGN AND AMBASSADOR SUPPORT 2022 INNOVATIONREHAB MONSTER WATERMELON LAUNCHEVENT ACTIVATIONS

34REIGN TOTAL BODY FUEL REGIONAL, NATIONAL & GLOBAL PARTNERSHIPSINNOVATION & EXPANSIONCONSUMER ENGAGEMENT PROGRAMMING

REIGN INNOVATION 202335 12oz 16oz

36MONSTER U.S. INNOVATION 2023

37STRATEGIC BRANDS INNOVATION 2023

3838AFFORDABLE ENERGY DISTRIBUTIONFURTHER EXPANSION OF FLAVORS AND VARIOUS COUNTRIES IN 2022

39AFFORDABLE ENERGY INNOVATIONFURTHER EXPANSION OF FLAVORS AND VARIOUS COUNTRIES

40 NOS GET AFTER IT NATIONAL DIGITAL MEDIADELIVERING OVER 600M IMPRESSIONSSource: Facebook Ads Manager, Google Campaign Manager ATHLETES & PARTNERS12 ATHLETES / 300+ EVENTS CONTENT &PARTNERSHIPSGENERATED OVER 100MVIEWS

NATIONAL & LOCAL DIGITAL MEDIADelivering 68M Impressions41 FULL THROTTLE Hard Working American Energy ATHLETES & AMBASSADOR CONTENT6 Partners

42OWNING UK RAP, URBAN MUSIC AND THE CULTURE THAT SURROUNDS IT.RELENTLESS #WITHOUTLIMITS TOP TIER UK ARTIST COLLABORATIONS MAJOR FESTIVAL SPONSORSHIPS CORE COMMUNITY EVENTS AND STORYTELLING CAMPAIGNS KEY MUSIC MEDIA PARTNERSHIPS

43BURN LIGHT IT UP MUSICAMBASSADORS, MAJOR FESTIVALSAND UNIVERSITY STUDENT ACTIVATIONS.STYLEAMBASSADORS AND STREET CULTURE PARTNERS WHO SUPPORT EXPRESSING INDIVIDUALITY EVERY POSSIBLE WAY.DANCEFUN, SELF-EXPRESSION, FLUID, AND ALWAYS SHAREABLE. NO NEED TO BE A PRO.DELIVERING ICONIC PARTY MOMENTS VIA

44MOTHER ENERGY ALWAYS ON! ENERGY FOR ALL OCCASIONS! COMEDY & ADVENTURE

45LIVE+ ENERGY THIS IS LIVIN' EZ LIFESTYLE & COMEDY

46POWERPLAY PLAY HARD LOCAL URBAN MUSIC AND STREET CULTURE

NALU *FRUITY ENERGIZER*

FRUITS, ART & URBAN LIFESTYLE


nalu

IN-STORE


nalu
fruity ENERGIZER

TARGETED SAMPLING


MELON


NEW FLAVOUR
MELON SPLASH
nalu

ABOVE THE LINE





BRAND AMBASSADORS


nalu

DIGITAL


nalu
LOW CALORIE

47

PREDATOR AND FURY AFFORDABLE ENERGY

FOR CONSUMERS DEMANDING FUCTIONALITY, TASTE AND LIFESTYLE BUT POSITIONED WITHIN THE AFFORDABLE ENERGY CATEGORY.

INCREMENTAL OPPORTUNITIES IN LATAM, EASTERN EUROPE, AFRICA, MIDDLE EAST AND SOUTHEAST ASIA. A DIFFERENTIATED TARGET CONSUMER FROM PREMIUM ENERGY DRINKERS.

PREDATOR HAS A UNIQUE POSITIONING AND OWNABLE LOOK & FEEL: BRAND ICON, GOLD COLOUR AND AMBASSADORS THAT EMBRACE THE CONQUERING SPIRIT.

PREDATOR ENERGY | LIVERPOOL FOOTBALL CLUB

Official Energy Drink Partner


ENERGY DRINK
PREDATOR
ENERGY
500 ML CAN
8.88
RULE YOUR KINGDOM!

GLOBAL ASSET
LIVERPOOL FOOTBALL CLUB


RAÚL
JIMENEZ
ENERGY DRINK
8.88

DIGITAL AND SOCIAL MEDIA
PREDATOR

48

INTRODUCING


THE
BEAST
UNLEASHED
HARD 6.0%


THE
BEAST
UNLEASHED
HARD 6.0%
MEAN GREEN™

Our original crew has been making drinks for 30+ years now. Our favorite brand Monster Energy is about to turn 21.

We figured why not celebrate the big day by making an adult beverage. We hit delete on the energy blend, cut out the caffeine and ditched the sugar.

Next we brewed up the smoothest tasting alcohol ever and blended it with our tried and true flavors.

The Beast is Unleashed! Great Taste, six point "oh my" percent alcohol and no sugar to weigh you down.

Get ready to celebrate and don't be afraid of the big bad beast.

49

TRIED & TESTED BOLD FLAVORS6.0% ABV 12 pack variety -12oz slim16oz Single Cans50

Motorsports THE BEAST UNLEASHEDDigitalAmbassadorsProposed NASCAR Team Digital&Social MediaLaunch Campaigns Launch Support 51

Develop and build new and emerging non-alcohol brandsThe Original, Now Available for Everyone Monster made canned water cool back in 2003, but it was exclusive to Monster athletes & musicians. Ensuring they always had the essence of Monster in hand, even when they needed to quench their thirst with water. But it couldnt be just any water We gave them Tour Water 19.2oz Tall Boy CansMONARCHY BEVERAGE COMPANY52 16oz MultipackTOUR WATER

53 Main Brands

Brand Jai AlaiJai LowJai Alai Hazy BRAND FAMILYSPONSORSHIPSAMPLINGPROGRAMS 54

REBRANDPROGRAMSSAMPLINGSPONSORSHIP 55

REBRAND SPONSORSHIP POS SAMPLING 56

572021 SUSTAINABILITY REPORTThe Company published its 2021 Sustainability Report** and made the following commitments: ** Content on the Companys website, including the Companys sustainability report, is not, and shall not be deemed to be, part of this filing or incorporated herein or into any of our other filings with the Securities and Exchange Commission (the SEC) Climate•Committed to setting a Scope 1 and 2 reduction target by the end of 2023 in line with a 1.5-degree pathway.•Committed to completing a full Scope 3 GHG inventory by the end of 2023.Water•Committed to setting a water-related goal and policy by the end of 2023.Framework•Committed to incorporating the TCFD framework into our next Sustainability Report.

ESG

Monster Beverage Corporation's CDP Score For Climate Change in 2022 Rose to "B-"

A score of "B" suggests a transition to managing environmental impact.

American Fruits and Flavors, a wholly owned subsidiary, earned a Silver EcoVadis Medal and improved its score by 5 percentage points in 2021.

The Company is implementing a full solar project at our Corona headquarters buildings, Rialto warehouse and new AFF San Fernando site.

The anticipated annual carbon savings is equivalent to:

- 500,943,825 smartphones charged
- 4,556,370 lbs. of coal burned
- 519 homes' energy use for one year



58

59EQUITY DIVERSITY AND INCLUSION Ongoing Assessment and AnalysisPhilanthropyTraining and DevelopmentThe Company conducted an EDI maturity analysis, internal focus groups and executive meetings with experts in the field of EDI to further assess the Companys EDI needs.Company executives, new employees, emerging leaders and business unit leaders underwent inclusive leadership and unconscious bias training by EDI trainers and world class experts. The Company has made and will continue to make financial contributions to those organizations who are empowering underrepresented people in our communities.

GLOBAL PHILANTHROPIC SUPPORT 2022 HIGHLIGHTS

NATURAL DISASTER SUPPORT

MECares sent financial support to Team Rubicon, as well as truckloads of product to the National Guard, as the team provided aid during Hurricanes Fiona and Ian.


DISASTER RESPONSE

MILITARY SUPPORT

MECares continued to support U.S. military responses around the globe in 2022, including those deployed to assist with national disasters. Through the USO, MECares provided support to troops stationed in NATO ally countries neighboring Ukraine amid the ongoing war.


GRAND OLE
CRAIG MORGAN
CBS
Operation Finally Home
100,000
One Hundred Thousand

MECares also supports charities that provide educational scholarships to Veterans, their spouses and children, as well charities such as Craig Morgan's Operation Finally Home, which builds or improves houses for America's Veterans, first responders and their families.


MONSTER ENERGY CARES
1001
Gronk Nation Youth Foundation
25,000
Twenty Five Thousand and
00/100
Donation
MECares

SOCIAL RESPONSIBILITIES

MECares works with our own athlete ambassadors to support their causes, such as Kurt Busch's Atrium Health Foundation, and Rob Gronkowski's Gronk Nation Youth Foundation.

DONATED OVER 1.5 MILLION PRODUCTS TO FIRST RESPONDERS AND NATURAL DISASTER AREAS GLOBALLY

60

GLOBAL PHILANTHROPIC SUPPORT 2022 HIGHLIGHTS

MECARES SUPPORTS NUMEROUS CHARITIES UNDER OUR PLATFORMS:

- Military — Active Duty, Injured & Retired
- Our Athletes & Their Charities
- First Responders
- Social Responsibilities
- Education





INTERNATIONAL

MECares became an official partner of the Invictus Games, and provided special support to Team Ukraine during the event.

Through Lions Club International, MECares also financially supported a project to build water reservoirs and check dams in several towns and villages throughout India, dramatically improving the lives of local farmers and tribal women.

CARING FOR OUR OWN

MECares assists our global human resource team in aiding Monster Energy employees and brand ambassadors through unexpected challenges that affect their lives. This ongoing program supports our Monster Energy Family around the world.

EMPLOYEE MATCH PROGRAM / VOLUNTEER TIME OFF

MECares matches employee monetary donations to their favorite charities, up to a maximum amount annually. Team members are also given paid time off work so they can volunteer at a charity of their choosing.

MONSTER ENERGY CARES

61

62SOLID FINANCIAL RESULTS30CONSECUTIVE YEARS OF INCREASEDSALESSINCE THE ACQUISITION OF THE HANSEN BEVERAGE BUSINESS IN 1992. ACHIEVED $5.5BILLION IN NET SALES IN 2021UP 20.5% OVER NET SALES OF $4.6BILLION IN 2020.FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022, ACHIEVED $1.66 IN DILUTED EARNINGS PER SHAREDOWN15.6% FROM DILUTED EARNINGS PER SHARE OF $1.97 FOR THE SAME PERIOD IN 2021.ACHIEVED $1.4 BILLION IN NET INCOME IN 2021DOWN2.3% FROM NET INCOME OF $1.4 BILLION IN 2020.ACHIEVED $2.57 IN DILUTED EARNINGS PER SHARE IN 2021DOWN2.4% FROM DILUTED EARNINGS PER SHARE OF $2.64 IN 2020.FOR THE NINE MONTHS ENDED SEPTEMBER 30,2022, ACHIEVED $4.8BILLION IN NETSALESUP 16.6% OVER NET SALES OF $4.1BILLION FOR THE SAME PERIOD IN 2021.FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022, ACHIEVED $890.0 MILLION IN NET INCOMEDOWN15.7% FROM NET INCOME OF $1.1 BILLIONFOR THE SAME PERIOD IN 2021.

KEN BLOCK IN MEMORY 43 FOREVER 1967 -2023 63

64 QUESTION AND ANSWER SESSION TO BEGIN SHORTLY

65